Exhibit 10.197.1
AMENDMENT NO. 1 TO
REGISTRATION RIGHTS AGREEMENT
     This Amendment No. 1 to Registration Rights Agreement (the “Amendment”) is effective as of March 7, 2006, and amends the REGISTRATION RIGHTS AGREEMENT, dated as of February 9, 2006 (the “Agreement”), by and among The Immune Response Corporation, a Delaware corporation (the “Company”), Spencer Trask Ventures, Inc., a Delaware corporation, and certain accredited investors purchasing 8% senior secured convertible promissory notes and warrants to purchase shares of common stock, par value $.0025 per share, of the Company offered in private placement by the Company.
     1. In the recitals of the Agreement, the phrase “50 units ($5,000,000)” is amended to instead read “80 units ($8,000,000).”
     2. Except as expressly amended hereby, the Agreement remains unchanged and in full force and effect.
     3. This Amendment may be executed in counterparts and each of such counterparts shall for all purposes be deemed to be an original, and such counterparts shall together constitute one and the same instrument.
     IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Amendment as of the date first written above.

The Company:	THE IMMUNE RESPONSE CORPORATION

By:

Name:
Title:

The Placement Agent:	SPENCER TRASK VENTURES, INC.

By:

	Name:	William P. Dioguardi
	Title:	President
The Purchasers:            [Contained in Omnibus Signature Page in Subscription Agreement]